Exhibit 99.1

Bay View Securitization Corporation
Bay View 2002 LJ-1 Owner Trust
For Payment Date: July 26, 2004
For Collection Period: June, 2004
For Determination Date: July 15, 2004

A. PRINCIPAL							LOAN
BALANCE RECONCILIATION	A-1	A-2	A-3	A-4	# LOANS	TOTAL	BALANCE
(A) Original Principal Balance	65,800,000.00	129,000,000.00	171,000,000.00	87,410,907.00	20,885	453,210,907.00	453,210,907.00
(B) Beginning Balance	0.00	0.00	91,557,150.44	87,410,907.00	11,110	178,968,057.44	178,968,057.44
(C) Collections (Regular Payments)	0.00	0.00	3,895,645.96	0.00	N/A	3,895,645.96	3,895,645.96
(D) Withdrawal from Payahead (Principal)	0.00	0.00	12,979.35	0.00	N/A	12,979.35	12,979.35
(E) Collections (Principal Payoffs)	0.00	0.00	5,252,003.67	0.00	367	5,252,003.67	5,252,003.67
(F) Gross Charge Offs (Prior Mo. End Bal)	0.00	0.00	641,284.96	0.00	38	641,284.96	641,284.96
(G) Principal Reductions (Other)(Partial chg-off)	0.00	0.00	11,361.47	0.00	N/A	11,361.47	11,361.47
(H) Repurchases	0.00	0.00	0.00	0.00	0	0.00	0.00

(I) Ending Balance	0.00	0.00	81,743,875.03	87,410,907.00	10,705	169,154,782.03	169,154,782.03

(J) Certificate Factor	0.000000%	0.000000%	47.803436%	100.000000%	51.256883%	37.323634%	37.323634%
Notional Principal Balance: Class I
(K) Beginning							88,917,952.35
(L) Reduction							9,813,275.41
(M) Ending							79,104,676.94
Notional Principal Balance: Companion Component
(N) Beginning							90,050,105.09
(O) Reduction							—
(P) Ending							90,050,105.09
B. CASH FLOW RECONCILIATION							TOTALS
(A) CASH WIRED — PRINCIPAL AND INTEREST COLLECTIONS							10,739,064.82
(B) INTEREST WIRED — COLLECTION ACCOUNT & PAYAHEAD ACCOUNT							9,439.98
(C) WITHDRAWAL FROM PAYAHEAD ACCOUNT							0.00
1) allocable to principal							12,979.35
2) allocable to interest							0.00
(D) ADVANCES							1,872.01
(E) REPURCHASES							0.00
(F) GROSS CHARGE OFF RECOVERIES							246,477.51
(G) SPREAD ACCOUNT WITHDRAWAL							0.00
(H) Policy Draw for “I” Interest							0.00
(I) Policy Draw for “A-1” Interest or Ultimate Principal							0.00
(J) Policy Draw for “A-2” Interest or Ultimate Principal							0.00
(K) Policy Draw for “A-3” Interest or Ultimate Principal							0.00
(L) Policy Draw for “A-4” Interest or Ultimate Principal							0.00
TOTAL COLLECTIONS							11,009,833.67
C. TRUSTEE DISTRIBUTION							TOTAL
(A) TOTAL CASH FLOW							11,009,833.67
(B) DEPOSIT TO PAYAHEAD							0.00
(C) Indenture Trustee Fee							0.00
(D) UNRECOVERED INTEREST ADVANCES							0.00
(E) SERVICING FEE (DUE AND UNPAID)							149,140.05
(F) Standby Servicing Fee (not to exceed $50,000)							3,000.00
(G) Owner Trustee Fee (not to exceed $25,000)							0.00
(H) INTEREST TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(I) INTEREST TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(J) INTEREST TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE							222,789.07
(K) INTEREST TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE							262,232.72
(L) Interest to “I” Certificate Holders, including Overdue							185,245.73
(M) PRINCIPAL TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(N) PRINCIPAL TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(O) PRINCIPAL TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE							9,813,275.41
(P) PRINCIPAL TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(Q) Policy Premium and Unreimbursed Draws							56,384.93
(R) Spread Account (up to the Requisite Amount)							0.00
(S) Additional Unpaid Standby Servicing Fee							0.00
(T) Additional Unpaid Indenture Trustee Fee							0.00
(U) Additional Unpaid Owner Trustee Fee							0.00
(V) Interests Advance Recovery Payments							0.00

(W) EXCESS YIELD							317,765.76

BALANCE							0.00

D. SPREAD ACCOUNT							SPREAD
							ACCOUNT
(A) BEGINNING BALANCE							13,884,044.15
(B) ADDITIONS TO SPREAD AMOUNT							317,765.76
(C) INTEREST EARNED							10,211.03
(D) DRAWS							0.00
(E) REIMBURSEMENT FOR PRIOR DRAWS							N/A
(F) DISTRIBUTION OF FUNDS TO SERVICER							N/A
(G) PRIOR MONTH DISTRIBUTION OF FUNDS TO ISSUER							287,716.94

(H) ENDING BALANCE							13,924,304.00

(I) REQUIRED BALANCE							13,596,327.21

(J) CURRENT MONTH DISTRIBUTION OF FUNDS TO ISSUER							327,976.79

Bay View Securitization Corporation
Bay View 2002 LJ-1 Owner Trust
For Payment Date: July 26, 2004
For Collection Period: June, 2004
For Determination Date: July 15, 2004

E. CURRENT RECEIVABLES DELINQUENCY

# PAYMENT DELINQUENCY	NUMBER	BALANCE
(A) 31-60	45	537,012.66
(B) 61-90	14	191,629.92

(C) TOTAL	59	728,642.58

(D) 90+ days	14	231,840.87
F. REPOSSESSIONS
(A) COLLECTION PERIOD REPOSSESSIONS (CURRENT PERIOD END BAL)	21	391,821.44
(B) AGGREGATE REPOSSESSIONS	456	8,968,884.97
(C) UNLIQUIDATED REPOSSESSIONS	30	547,642.31
G. PAYAHEAD RECONCILIATION
(A) BEGINNING BALANCE		92,464.20
(B) DEPOSIT		0.00
(C) WITHDRAWAL		12,979.35

(D) ENDING BALANCE		79,484.85

PERFORMANCE TEST
H. DELINQUENCY RATIO (30+)

	DELINQUENT
	MONTH	POOL	DELINQUENCY
MONTH	BALANCE	BALANCE	%
(A) CURRENT	728,642.58	169,154,782.03	0.4308%
(B) 1ST PREVIOUS	764,924.80	178,968,057.44	0.4274%
(C) 2ND PREVIOUS	726,445.85	187,866,519.73	0.3867%

(D) THREE MONTH ROLLING AVERAGE	740,004.41	178,663,119.73	0.4149%

I. CUMULATIVE DEFAULT RATE	MONTH	ORIGINAL POOL	Default Rate %
	BALANCE	BALANCE
(A) Defaulted Receivables (Current Period)	492,327.94
(B) Cumulative Defaulted Receivables (Prior Month)	11,046,376.04
(C) Cumulative Defaulted Receivables (Current Month)	11,538,703.98	453,210,907.00	2.55%
	MONTH	ORIGINAL POOL
J. CUMULATIVE NET LOSS RATE	BALANCE	BALANCE	Net Loss Rate %
(A) Collection Period Charge-Off receivables	652,646.43
(B) 50% of Purchase Receivables with scheduled payment delinquent more than 30 days	—
(C) Aggregate Cram Down Losses during period	—
(D) Less: Recoveries (current month)	246,477.51
(E) Prior Period Adjustment	—
(F) Net Losses current period	406,168.92
(G) Prior Period cumulative net losses	7,183,164.26
(H) Cumulative Net Losses (current period)	7,589,333.18	453,210,907.00	1.67%
(I) Total Defaults	492,327.94
(J) 50% of defaulted Receivables (not included in Collection Period Charge-Off Receivables)	246,163.97
(K) Cumulative net losses including 50% of defaults	7,835,497.15	453,210,907.00	1.73%
	MONTH	POOL
K. EXTENSION RATE	BALANCE	BALANCE	Extension Rate %
(A) Principal Balance of Receivables extended during current period (not to exceed 1% of Original Pool Balance)	654,284.56	169,154,782.03	0.39%
L. LOCKBOX TEST		AMOUNT	NUMBER
(A) Total Payments to Lockbox (Current Month)		5,416,011.34	10,094
(B) Total Payments (Current Month)		10,985,542.33	11,341
(C) Lockbox Payment Percentage			89.00%
M. FINANCIAL COVENANTS
(A) Monthly BVAC capital (at least $50MM)			50,000
(B) Monthly BVAC cash and working capital borrowing capacity (at least $5MM)			11,339
(C) Monthly BVAC net worth (at least $20MM)			62,870
N. WAC-Weighted Average Coupon			10.3679%
O. WAM-Weighted Average Maturity			49.70

/s/ Angelica Velisano	APPROVED BY:	/s/ Lisa Staab

Prepared by: Angelica Velisano		Lisa Staab
Senior Accounting Analyst		VP, Controller
Bay View Securitization Corp		Bay View Acceptance Corp